United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2012

Black Diamond, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24277 (Commission File Number)	58-1972600 (IRS Employer Identification Number)

2084 East 3900 South, Salt Lake City, Utah (Address of principal executive offices)	84124 (Zip Code)

Registrant’s telephone number, including area code: (801) 278-5552

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

A&F Agreement

On September 28, 2012, Gregory Mountain Products, LLC (“Gregory”), a Delaware limited liability company and wholly owned subsidiary of Black Diamond, Inc. (“Black Diamond”), entered into a definitive agreement (the “A&F Agreement”) to acquire Gregory’s Japanese distribution assets from Kabushiki Kaisha A&F (“A&F”).

Pursuant to the terms of the A&F Agreement, the parties agreed to terminate their prior agreement and commencing on January 1, 2013, Gregory will acquire from A&F all responsibilities relating to the sale, marketing and distribution of Gregory’s products in Japan in exchange for the payment of $750,000 to A&F, of which $500,000 is payable on or before January 1, 2013, and $250,000 on or before December 31, 2013. Gregory has also agreed to purchase 100% of A&F’s then existing “in-line” inventory of Gregory products as of December 31, 2012, which is expected to be in the range of $650,000 to $750,000. The A&F Agreement also provides for certain other agreements and arrangements between the parties relating to the transition of the sales, marketing and distribution responsibilities to Gregory as well as certain understandings concerning A&F’s and Gregory’s relationship in the future.

The foregoing description of the A&F Agreement does not purport to be complete and is qualified in its entirety by reference to the A&F Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K (the “Report”) and is incorporated herein by reference.

Zions Bank Loan Agreement

On September 28, 2012, POC USA, LLC (“POC USA”), a Delaware limited liability company and wholly owned subsidiary of Black Diamond, entered into an assumption agreement (the “Assumption Agreement”) and a substitute promissory note (the “Second Substitute Promissory Note”) pursuant to which POC USA became an additional borrower under the loan agreement (the “Loan Agreement”) dated May 28, 2010, as amended from time to time, by and among Zions First National Bank, a national banking association, and Black Diamond, Black Diamond Equipment, Ltd., Black Diamond Retail, Inc., Everest/Sapphire Acquisition, LLC, and Gregory.

On October 4, 2012, Pieps Corporation, a California corporation, and BD European Holdings, LLC, a Delaware limited liability company, each a wholly owned subsidiary of Black Diamond, also entered into an Assumption Agreement and a substitute promissory note (the “Third Substitute Promissory Note”) pursuant to which each of Pieps Corporation and BD European Holdings, LLC became an additional borrower under the Loan Agreement.

The terms of the Loan Agreement, except as described above, remain unchanged.

The foregoing descriptions of each of the Assumption Agreements, the Second Substitute Promissory Note, and the Third Substitute Promissory Note do not purport to be complete and are qualified in their entirety by reference to each of such agreements and notes which are included as Exhibits 10.2, 10.3, 10.4 and 10.5, to this Report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 1, 2012, Black Diamond, through ADMIN BG Holding GmbH (to be renamed Black Diamond Austria GmbH “BD Austria”), an Austrian corporation and wholly owned subsidiary of Black Diamond, acquired PIEPS Holding GmbH and its subsidiaries, PIEPS GmbH and Pieps Corporation (collectively “PIEPS”), an Austrian designer and marketer of avalanche beacons and snow safety products (the “PIEPS Acquisition”).

The PIEPS Acquisition was completed pursuant to the terms of a Share Purchase Agreement (the “PIEPS Agreement”), dated September 24, 2012, by and between BD Austria and Seidel Privatstiftung (the “Seller”). Under the terms of the PIEPS Agreement, BD Austria acquired 100% of the outstanding shares of PIEPS Holding GmbH for €8.0 million or approximately $10.3 million in cash and assumed approximately €2.1 million or $2.7 million in debt. BD Austria has committed up to an additional estimated €2.3 million or approximately $3.0 million of contingent purchase price upon PIEPS’ achievement of certain sales targets between April 1, 2012 and March 31, 2015, which may be paid, at Black Diamond’s discretion, either in cash, in shares of Black Diamond common stock or a combination of cash and such shares. Black Diamond has guaranteed the obligations of BD Austria under the PIEPS Agreement.

The foregoing description of the PIEPS Agreement does not purport to be complete and is qualified in its entirety by reference to the PIEPS Agreement, which is included as Exhibits 10.1 to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 28, 2012 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of the Business Acquired. Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the financial statements required to be filed under paragraph (a) of this Item 9.01 will be filed as soon as practicable, but not later than the time required by Item 9.01 of Form 8-K.

(b) Pro Forma Financial Information. Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the pro forma financial information required to be filed under paragraph (b) of this Item 9.01 will be filed as soon as practicable, but not later than the time required by Item 9.01 of Form 8-K.

(d) Exhibits. The following Exhibits are filed herewith as a part of this Report:

Exhibit	Description

10.1	Agreement, dated September 28, 2012, by and between Gregory Mountain Products and Kabushiki Kaisha A&F.
10.2	Assumption Agreement, dated September 28, 2012, by and between Zions First National Bank, a national banking association and POC USA, LLC.

10.3

Second Substitute Promissory Note, dated September 28, 2012, by and among Zions First National Bank, a national banking association, Black Diamond, Inc., Black Diamond Equipment Ltd., Black Diamond Retail, Inc., Everest/Sapphire Acquisition, LLC, Gregory Mountain Products, LLC and POC USA, LLC, as co-borrowers.

10.4	Assumption Agreement, dated October 4, 2012, by and between Zions First National Bank, a national banking association, Pieps Corporation, and BD European Holdings, LLC.
10.5	Third Substitute Promissory Note, dated October 4, 2012, by and among Zions First National Bank, a national banking association, Black Diamond, Inc., Black Diamond Equipment Ltd., Black Diamond Retail, Inc., Everest/Sapphire Acquisition, LLC, Gregory Mountain Products, LLC, POC USA, LLC, Pieps Corporation, and BD European Holdings, LLC, as co-borrowers.

10.6	Share Purchase Agreement dated September 24, 2012, by and among Black Diamond Austria GmbH and SEIDEL Privatstiftung (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 28, 2012 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2012

BLACK DIAMOND, INC.
By: /s/ Robert Peay Name: Robert Peay Title: Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit	Description
10.1	Agreement, dated September 28, 2012, by and between Gregory Mountain Products and Kabushiki Kaisha A&F.
10.2	Assumption Agreement, dated September 28, 2012, by and between Zions First National Bank, a national banking association and POC USA, LLC.
10.3

Second Substitute Promissory Note, dated September 28, 2012, by and among Zions First National Bank, a national banking association, Black Diamond, Inc., Black Diamond Equipment Ltd., Black Diamond Retail, Inc., Everest/Sapphire Acquisition, LLC, Gregory Mountain Products, LLC and POC USA, LLC, as co-borrowers.

10.4	Assumption Agreement, dated October 4, 2012, by and between Zions First National Bank, a national banking association, Pieps Corporation, and BD European Holdings, LLC.
10.5	Third Substitute Promissory Note, dated October 4, 2012, by and among Zions First National Bank, a national banking association, Black Diamond, Inc., Black Diamond Equipment Ltd., Black Diamond Retail, Inc., Everest/Sapphire Acquisition, LLC, Gregory Mountain Products, LLC, POC USA, LLC, Pieps Corporation, and BD European Holdings, LLC, as co-borrowers.